SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 1, 2014

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Barclays Bank PLC, BNP Paribas, HSBC Bank plc, Credit Suisse Securities (Europe) Limited, Morgan Stanley & Co. International plc and Wells Fargo Securities, LLC, acting for themselves and as representatives of the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”), have entered into a Pricing Agreement, dated April 1, 2014 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, €850,000,000 aggregate principal amount of the Company’s 1.900% Notes Due 2022 (the “2022 Notes”) and €650,000,000 aggregate principal amount of the Company’s 2.550% Notes Due 2026 (the “2026 Notes” and, together with the 2022 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated April 1, 2014 (the “Underwriting Agreement”), between the Company and the Underwriters. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on April 8, 2014.

The 2022 Notes will be sold to the public at a price equal to 99.706% of the aggregate principal amount of the 2022 Notes (€847,501,000 in proceeds before the underwriting discount and transaction expenses, which is the equivalent of US$1,165,568,125, calculated based on the noon buying rate in New York City on March 28, 2014 for cable transfers in foreign currencies as certified for customs purposes by the Board of Governors of the Federal Reserve System (the “Exchange Rate)). The net proceeds to the Company from the sale of the 2022 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2022 Notes, will be €844,101,000 (which is the equivalent of US$1,160,892,105, calculated based on the Exchange Rate).

The 2026 Notes will be sold to the public at a price equal to 99.551% of the aggregate principal amount of the 2026 Notes (€647,081,500 in proceeds before the underwriting discount and transaction expenses (which is the equivalent of US$889,931,187, calculated based on the Exchange Rate)). The net proceeds to the Company from the sale of the 2026 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2026 Notes, will be €643,831,500 (which is the equivalent of US$885,461,462, calculated based on the Exchange Rate).

The Notes will be sold to the public at an aggregate price of €1,494,582,500 before the underwriting discounts and transaction expenses (which is the equivalent of $2,055,499,312, calculated based on the Exchange Rate). The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be an aggregate of €1,487,932,500 (which is the equivalent of $2,046,353,567, calculated based on the Exchange Rate).

Application has been made to have the 2022 Notes and the 2026 Notes listed on the New York Stock Exchange.

The 2022 Notes will constitute part of the Company’s newly created series of 1.900% Notes Due 2022 (the “2022 Series”), and the 2026 Notes will constitute part of the Company’s

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newly created series of 2.550% Notes Due 2026 (the “2026 Series” and, together with the 2022 Series, the “New Series”). The Notes of each of the 2022 Series and the 2026 Series will be senior, unsecured debt securities of the Company and will rank equally with the Notes of each of the other New Series and all of the other senior, unsecured debt obligations of the Company. The 2022 Series and the 2026 Series were created and established, and the terms and conditions of each New Series were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the Indenture will govern the Notes of each New Series. The respective terms of the 2022 Notes and the 2026 Notes are as set forth in the Indenture and in the forms of the Global Notes (referred to below) that will represent the Notes of each New Series to be sold pursuant to the Pricing Agreement.

The material terms of the Notes are described in the Company’s prospectus supplement dated April 1, 2014, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated December 22, 2011, which relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities, including the Notes (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 2, 2014 pursuant to Rule 424(b)(5) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated April 1, 2014, relating to, and setting forth certain terms of, the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on April 1, 2014.

The Notes will be delivered in book-entry form only. The 2022 Notes will be represented by a single global note in the principal amount of €850,000,000 (the “2022 Global Note”). The 2026 Notes will be represented by a single global note in the principal amount of €650,000,000 (the “2026 Global Note” and, together with the 2022 Global Note, the “Global Notes”). Each Global Note will be payable to The Bank of New York Depository (Nominees) Limited, as nominee for The Bank of New York Mellon, as the common depositary for Clearstream Banking, société anonyme and Euroclear Bank SA/NV. The Global Notes will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are: (i) the Pricing Agreement; (ii) the Underwriting Agreement; (iii) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 1.900 % Notes Due 2022, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2022 Series in accordance with the Indenture; (iv) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 2.550% Notes Due 2026, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2026 Series in accordance with the Indenture; (v) the form of the 2022 Global Note; (vi) the form of the 2026 Global Note; and (vii) the opinion of Andrews Kurth LLP, counsel to the Company, regarding the legality of the Notes.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3 (File No. 333-178706), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1(a)*	Pricing Agreement, dated April 1, 2014, between the Company and the Underwriters

1(b)*	Underwriting Agreement, dated April 1, 2014, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 1.900% Notes Due 2022 of the Company, which is incorporated by reference to Exhibit 4(c) to the Form 8-A of the Company filed with the Commission on April 2, 2014

4(b)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 2.550% Notes Due 2026 of the Company, which is incorporated by reference to Exhibit 4(d) to the Form 8-A of the Company filed with the Commission on April 2, 2014

4(c)	Form of Global Notes to represent the 1.900% Notes Due 2022 of the Company, which is incorporated by reference to Exhibit 4(e) to the Form 8-A of the Company filed with the Commission on April 2, 2014

4(d)	Form of Global Notes to represent the 2.550% Notes Due 2026 of the Company, which is incorporated by reference to Exhibit 4(f) to the Form 8-A of the Company filed with the Commission on April 2, 2014

5*	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated April 7, 2014

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 7, 2014

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
	Name:	Charles M. Holley, Jr.
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

(d) Exhibits

1(a)*	Pricing Agreement, dated April 1, 2014, between the Company and the Underwriters

1(b)*	Underwriting Agreement, dated April 1, 2014, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 1.900% Notes Due 2022 of the Company, which is incorporated by reference to Exhibit 4(c) to the Form 8-A of the Company filed with the Commission on April 2, 2014

4(b)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 2.550% Notes Due 2026 of the Company, which is incorporated by reference to Exhibit 4(d) to the Form 8-A of the Company filed with the Commission on April 2, 2014

4(c)	Form of Global Notes to represent the 1.900% Notes Due 2022 of the Company, which is incorporated by reference to Exhibit 4(e) to the Form 8-A of the Company filed with the Commission on April 2, 2014

4(d)	Form of Global Notes to represent the 2.550% Notes Due 2026 of the Company, which is incorporated by reference to Exhibit 4(f) to the Form 8-A of the Company filed with the Commission on April 2, 2014

5*	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated April 7, 2014

*	Filed herewith